SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : January 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of October 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S23)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-08                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-Through Certificates, Series 2001-S23 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Vesta Servicing, L.P., as servicer and special servicer, and The Chase Manhattan Bank, as trustee.


On January 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on January 25, 2002 is filed as
               Exhibit 99.1 hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as
                                  Trustee under the Agreement
                                  referred to herein




Date:  January 30, 2002            By: /s/  Thomas M. Britt
                                        Thomas M. Britt
                                        Trust Officer

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         January 25, 2002

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on January 25, 2002

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

                    CSFB Mortgage Pass-Through Certificates, Series 2001-S23
                                Statement to Certificate Holders
                                      January 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1     175,000,000.00     164,685,058.94    6,044,856.91     720,497.13     6,765,354.04   0.00         0.00      158,640,202.03
A_2     141,912,300.00     133,547,631.38    4,901,940.27     251,514.71     5,153,454.98   0.00         0.00      128,645,691.11
R               100.00               0.00            0.00           0.00             0.00   0.00         0.00                0.00
M_1      44,550,000.00      44,550,000.00            0.00     114,345.00       114,345.00   0.00         0.00       44,550,000.00
M_2      26,325,000.00      26,325,000.00            0.00      81,826.88        81,826.88   0.00         0.00       26,325,000.00
B        17,212,500.00      17,212,500.00            0.00      70,714.69        70,714.69   0.00         0.00       17,212,500.00
P               100.00             100.00            0.00      60,152.32        60,152.32   0.00         0.00              100.00
TOTALS  405,000,000.00     386,320,290.32   10,946,797.18   1,299,050.73    12,245,847.91   0.00         0.00      375,373,493.14

A_IO    283,500,000.00     242,963,075.84            0.00   1,417,284.61     1,417,284.61   0.00         0.00      224,920,140.29
X_1     405,000,000.00     395,068,141.20            0.00           0.00             0.00   0.00         0.00      385,188,443.67

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL         PRINCIPAL      INTEREST       TOTAL            PRINCIPAL          CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1   22540VDN9      941.05747966      34.54203949     4.11712646    38.65916594     906.51544017           A_1      5.250000 %
A_2   22540VDP9      941.05747973      34.54203948     1.77232495    36.31436443     906.51544024           A_2      2.260000 %
R     22540VDR0        0.00000000       0.00000000     0.00000000     0.00000000       0.00000000           R        5.250000 %
M_1   22540VDS8    1,000.00000000       0.00000000     2.56666667     2.56666667   1,000.00000000           M_1      3.080000 %
M_2   22540VDT6    1,000.00000000       0.00000000     3.10833352     3.10833352   1,000.00000000           M_2      3.730000 %
B     22540VDU3    1,000.00000000       0.00000000     4.10833348     4.10833348   1,000.00000000           B        4.930000 %
P     22540VDV1    1,000.00000000       0.00000000 ############## ##############   1,000.00000000           P        0.000000 %
TOTALS               953.87726005      27.02912884     3.20753267    30.23666151     926.84813121

A_IO  22540VDQ2      857.01261319       0.00000000     4.99924025     4.99924025     793.36910155           A_IO     7.000000 %
X_1   22540VDW9      975.47689185       0.00000000     0.00000000     0.00000000     951.08257696           X_1      0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com

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                            CSFB Mortgage Pass-Through Certificates, Series 2001-S23
                                        Statement to Certificate Holders
                                                January 25, 2002


Sec. 4.06(i)            Scheduled Principal                                            337,885.68
                        Principal Prepayments                                        8,775,101.57
                        Curtailments                                                   694,280.29
                        Repurchased loans                                               72,310.27
                        Liquidation Proceeds                                                 0.00
                        Excess Interest Paid as Prinicpal                            1,067,099.65

                        Gross Interest                                               3,902,155.81

Sec. 4.06(v)            Beginning Collateral Balance                               387,292,529.07
                        Ending Collateral Balance                                  377,412,831.54

Sec. 4.06(v)            Fees
                        Servicing Fee                                                  161,613.01
                        Trustee Fee                                                      1,290.97
                        Loss Mitigation Fee                                              4,841.16

                        FSA Premium                                                     11,128.97

Sec. 4.06(vi)           Prepayment Penalties                                            60,152.32

Sec. 4.06(viii)         Advances - Not Provided By Servicer

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                            CSFB Mortgage Pass-Through Certificates, Series 2001-S23
                                        Statement to Certificate Holders
                                            January 25, 2002


Sec. 4.06(x)    Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency


                Group 1
                -------------------------------
                Category                Number          Principal Balance       Percentage
                1 Month                  130               5,292,560.46            1.40 %
                2 Month                   56               2,384,173.89            0.63 %
                3 Month                   30                 933,324.63            0.25 %
                Total                    216               8,610,058.98            2.28 %


                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%



Sec. 4.06(xii)  Number and Aggregate Principal Amounts of REO Loans

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%


Sec. 4.06(x)   60-Day Delinquent Scheduled Payments - 12 Month Period
               This Period (1)                                               39,624.95
               (2)                                                                0.00
               (3)                                                           11,422.86
               (4)                                                                0.00
               (5)                                                                0.00
               (6)                                                                0.00
               (7)                                                                0.00
               (8)                                                                0.00
               (9)                                                                0.00
               (10)                                                               0.00
               (11)                                                               0.00
               (12)                                                               0.00

Sec. 4.06(xiii)Realized Losses                                                    0.00
               Cumulative Realized Losses                                         0.00

Sec. 4.06(xiv) Rolling Three Month Delinquency Rate                         0.431262 %


Sec. 4.06(xv)  Amount on Deposit in Pre-Funding Account                           0.00

Sec. 4.06(xvi) Insured Payment                                                    0.00

Sec. 4.06(xvii)Capitalized Interest Account
               Capitalized Interest Requirement                                   0.97
               Amounts on Deposit                                                 0.00

               Prepayment Interest Shortfall Allocated to Class A-2               0.00
               Prepayment Interest Shortfall Allocated to Class B                 0.00
               Prepayment Interest Shortfall Allocated to Class A-IO              0.00
               Prepayment Interest Shortfall Allocated to Class M-1               0.00
               Prepayment Interest Shortfall Allocated to Class R                 0.00
               Prepayment Interest Shortfall Allocated to Class M-2               0.00
               Total Prepayment Interest Shortfall Allocated                      0.00

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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